                                  TCSI CORPORATION

                                    EXHIBIT 10.30
                            AMENDMENT TO TCSI CORPORATION
                              1991 STOCK INCENTIVE PLAN
                                    (May 30, 1997)

    WHEREAS, Section 5.3 of the 1991 Stock Incentive Plan, as amended (the "Plan"), permits amendment of the Plan by the Board of Directors of TCSI Corporation (the "Company");

    WHEREAS, the following amendments to the Plan will become effective upon approval by the shareholders of the Company;

    NOW, THEREFORE, the Plan is amended to read as set forth below:

    1. Article I, Section 1.8 of the Plan is amended by adding the following new section:

         "1.8. Limitation on Number of Shares Underlying Options Awards Made Under the Plan to Any One Participant. To the extent required by applicable Regulations promulgated under Section 162(m) of the Code, the maximum number of shares of common stock subject to Option Awards that may be granted to any one Participant under the Plan in any fiscal year is 750,000, inclusive of all Options that have been canceled, surrendered, or repriced."




                                  -32-